UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 31, 2010

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 31, 2010, Covenant Transportation Group, Inc., a Nevada corporation (the “Company”), and its direct and indirect wholly-owned subsidiaries, Covenant Transport, Inc., a Tennessee corporation (“CTI”), CTG Leasing Company, a Nevada corporation (“CTGL”), Southern Refrigerated Transport, Inc., an Arkansas corporation (“SRT”), Covenant Asset Management, Inc., a Nevada corporation (“CAM”), Covenant Transport Solutions, Inc., a Nevada corporation (“CTS”), and Star Transportation, Inc., a Tennessee corporation (collectively with CTI, CTGL, SRT, CAM, and CTS, the “Borrowers”), entered into that certain Fourth Amendment to Third Amended and Restated Credit Agreement (the “Fourth Amendment”) with Bank of America, N.A., as agent (the “Agent”), and JPMorgan Chase Bank, N.A. (collectively with the Agent, the “Lenders”), which amends that certain Third Amended and Restated Credit Agreement, dated September 23, 2008, by and among the Company, the Borrowers, the Agent, and the Lenders, as amended (the “Credit Agreement”).

The Fourth Amendment (i) extended the maturity date of the Credit Agreement from September 2011 to September 2014, (ii) amended the "Applicable Margin" as set forth in the tables below, (iii) eliminated the LIBOR floor on the interest rate grid, (iv) improved the unused line fee pricing to .5% per annum when availability is less than $50.0 million and .75% per annum when availability is at or over such amount (previously the fee was .5% per annum when availability was less than $42.5 million and .75% when availability was at or over such amount), (v) reduced the field exam frequency from three field examinations of any Borrower's books and records and three appraisals of pledged equipment to two examinations and two appraisals, respectively, and (vi) decreased the frequency of borrowing base certificates to monthly from weekly; provided no default exists and availability is more than $15.0 million. Following the effectiveness of the Fourth Amendment, the Applicable Margin was changed as follows:

New Pricing
Level	Average Pricing Availability	Base Rate Loans	LIBOR Loans
I	>$70,000,000	1.25%	2.25%
II	≤$70,000,000 but >$35,000,000	1.50%	2.50%
III	≤$35,000,000 but >$20,000,000	1.75%	2.75%
IV	≤$20,000,000	2.00%	3.00%

Prior Pricing
Level	Average Pricing Availability	Base Rate Loans	LIBOR Loans
I	>$70,000,000	2.50%	3.50%
II	≤$70,000,000 but >$40,000,000	2.75%	3.75%
III	≤$40,000,000 but >$20,000,000	3.00%	4.00%
IV	≤$20,000,000	3.25%	4.25%

In exchange for these amendments, the Borrowers agreed to pay fees of $425,000.

The foregoing summary of the terms and conditions of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which will be filed with the Company’s Form 10-Q for the quarter ending September 30, 2010.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the Company's obligations under the Fourth Amendment is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits.
	EXHIBIT NUMBER	EXHIBIT DESCRIPTION
	99	Covenant Transportation Group, Inc. press release announcing the Fourth Amendment.

The information contained in the Item 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Item 9.01 of this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the italicized paragraph at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: September 7, 2010	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99	Covenant Transportation Group, Inc. press release announcing the Fourth Amendment.